UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported)
                               October 14, 2009
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                  Triangle Alternative Network, Incorporated
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                  333-152376                       26-2691611
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        (Commission File Number)     (IRS Employer Identification No.)

               230 N. Park Blvd., Suite 104, Grapevine, TX 76051
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           (Address of Principal Executive Offices)      (Zip Code)

                                (817) 416-2533
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             (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange  Act (17CFR
    240.14a-12)

[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)   under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4(c)   under  the
    Exchange Act (17 CFR 240.13e-4(c))




ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

   (a)On October 14, 2009, Board of Directors of the Registrant dismissed Seale and Beers, CPAs, its independent registered public account firm. On the same date, October 14, 2009, the accounting firm of De Joya Griffith & Company, LLC, Certified Public Accountants & Consultants was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers, CPAs and the engagement of De Joya Griffith & Company, LLC as its independent auditor.

   (b)During the registrant's most recent fiscal years, the subsequent interim periods thereto and through October 14, 2009 (the date of dismissal), there were no disagreements with Seale and Beers, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report or review of the registrant's financial statements. Further, there were no reportable events as described in item 304(a)(1) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period and through October 14, 2009. The registrant has requested that Seale and Beers CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

   (c)On October 14, 2009, the registrant engaged De Joya Griffith & Company, LLC, Certified Public Accountants & Consultants as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted De Joya Griffith & Company, LLC, Certified Public Accountants & Consultants regarding any of the matters set forth in Item 304(a)(2)of Regulation S-K.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

d)    Exhibits.

No.     Exhibits

16.2   Item 4.01(b) Letter from Seale and Beers, CPAs dated January 20, 2010.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 22, 2010

By:  /s/ Lyle J. Mortensen
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     Lyle J. Mortensen
     Chief Executive Officer